Statement of Partners' Equity - USD ($)	Total	Limited Partner [Member]	General Partner [Member]
Balance at Dec. 30, 2016	$ 1,000	$ 990	$ 10
Net loss	(270)	(267)	(3)
Balance at Dec. 31, 2016	730	723	7
Net proceeds from issuance of common units	57,014,432	57,014,432	0
Distributions to organizational limited partner	(990)	(990)	0
Distributions declared and paid to common units	(1,458,398)	(1,458,398)	0
Net loss	(510,247)	(510,025)	(222)
Balance at Dec. 31, 2017	$ 55,045,527	$ 55,045,742	$ (215)